Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt
10. Debt

Credit Facility—In 2016, AHL, ALRe and Athene USA entered into a five-year revolving credit agreement (Credit Facility) with Citibank, N.A., as administrative agent. The borrowing capacity under the Credit Facility is $1 billion. In connection with the Credit Facility, AHL and Athene USA guaranteed all of the obligations of AHL, ALRe and Athene USA under this facility, and ALRe guaranteed certain of the obligations of AHL and Athene USA under this facility. The Credit Facility contains various standard covenants with which we must comply, including the following:

1.	Consolidated debt to capitalization ratio of not greater than 35%;

2.
Minimum consolidated net worth of no less than the sum of (a) $3.7 billion and (b) an amount equal to 50% of the net cash proceeds received in any equity issuances occurring after January 22, 2016; and

3.	Restrictions on our ability to incur debt and liens and to declare or pay dividends, in each case with certain exceptions.

As of December 31, 2016, we had no amounts outstanding under the Credit Facility and were in compliance with all covenants under this facility.

Interest accrues on outstanding borrowings at the London Interbank Offered Rate (LIBOR) plus a margin or a base rate plus a margin, with the applicable margin varying based on AHL's issuer credit rating. The Credit Facility has a commitment fee that is determined by reference to AHL's issuer credit rating, and ranges from 0.15% to 0.50% of the unused commitment. As of December 31, 2016, the commitment fee was equal to 0.225% of the unused commitment.